                                                                    Exhibit 99.3
                           PEABODY ENERGY CORPORATION

                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

         The following unaudited pro forma combined financial statements give effect to two acquisitions completed by the Company during 2004. On December 2, 2004, the Company completed the acquisition of a 25.5% interest in Carbones del Guasare, S.A. (the owner of the Paso Diablo Mine) from RAG Coal International AG for $32.5 million, including $9.5 million of cash and a $23.0 million assumption of a short-term payable from affiliates of RAG Coal International AG.

         On April 15, 2004, the Company completed the acquisition of all of the outstanding ordinary shares and redeemable preference shares of RAG Australia Coal Pty Limited ("RAG Australia") and all of the outstanding shares of capital stock of Twentymile Coal Company, Colorado Yampa Coal Company, RAG Empire Corporation and RAG Shoshone Coal Corporation (collectively, "RAG Colorado"). The purchase price of RAG Australia was $256.2 million, and the purchase price of RAG Colorado was $186.0 million. The Company financed the purchase price of the RAG Australia and RAG Colorado acquisitions with the issuance, on March 23, 2004, of $250.0 million of 5.875% Senior Notes due 2016 and 8,825,000 shares of the Company's common stock, priced at $45.00 per share. Proceeds from the debt and equity offerings in excess of the purchase price for the RAG Australia and RAG Colorado acquisitions were used for general corporate purposes. The RAG Australia and RAG Colorado acquisitions are also discussed in Note 4 to the Company's September 30, 2004 Quarterly Report on Form 10-Q and in a Current Report on Form 8-K filed on March 10, 2004.

         The unaudited pro forma combined statement of operations for the year ended December 31, 2003 assumes that the acquisitions and related financings occurred on January 1, 2003 and the unaudited pro forma combined statement of operations for the nine months ended September 30, 2004 assumes that the acquisitions and related financings occurred on January 1, 2004. The unaudited pro forma combined balance sheet as of September 30, 2004 is presented as if the acquisition of the 25.5% interest in Carbones del Guasare, S.A. had occurred on that date. The RAG Australia and RAG Colorado acquisitions and related financings occurred prior to September 30, 2004.

         The unaudited pro forma combined financial statements should be read in conjunction with (i) the historical audited financial statements of the Company and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in its Annual Report on Form 10-K for the year ended December 31, 2003 and its Quarterly Report on Form 10-Q for the nine months ended September 30, 2004, (ii) the historical audited financial statements of Carbones del Guasare, S.A. included in this Form 8-K and (iii) the historical audited financial statements of RAG Australia and RAG Colorado included in the Form 8-K filed by the Company on March 10, 2004.

         The unaudited pro forma combined financial statements are for informational purposes only and are not necessarily indicative of the financial position that would have been obtained or the results of operations that would have occurred if the acquisitions had been consummated on the dates indicated, nor are they necessarily indicative of the financial position or results of operations in the future. The pro forma adjustments, as described in the Notes to Pro Forma Combined Financial Statements, are based upon available information and upon assumptions that the Company's management believes are reasonable. The actual amounts the Company records based on its final assessment of fair values may differ materially from the information presented in these unaudited pro forma combined financial statements.

                                                                    Exhibit 99.3

                           PEABODY ENERGY CORPORATION
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003
                 (Dollars in thousands, except per share data)

                                                   Peabody
                                                    Energy         RAG Colorado      RAG Australia      Pro Forma        Pro Forma
                                                  Historical        Historical         Historical      Adjustments      as Adjusted
                                                 ------------      ------------      -------------     -----------      ------------
REVENUES
Sales                                            $  2,729,323       $   146,514       $    241,473      $      --       $  3,117,310
Other revenues                                        100,157               441              2,278          8,756 (a)        111,632
                                                 ------------       -----------       ------------      ---------       ------------
Total revenues                                      2,829,480           146,955            243,751          8,756          3,228,942

COSTS AND EXPENSES
Operating costs and expenses                        2,335,800           104,107            165,460           (887)(b)     2,604,480
Depreciation, depletion and amortization              234,336            23,668             26,666        (27,488)(c)       257,182
Asset retirement obligation expense                    31,156               495              1,142          1,868 (d)        34,661
Selling and administrative expenses                   108,525             1,956              8,438             --           118,919
Net (gain) loss on property and
  equipment disposals                                 (25,123)             (140)                90             --           (25,173)
                                                 ------------       -----------       ------------      ---------       -----------
OPERATING PROFIT                                      144,786            16,869             41,955         35,263           238,873
Interest expense                                       98,540                 2              6,427         (6,429)(e)       113,644
                                                                                                           15,104 (f)
Early debt extinguishment costs                        53,513              --                 --                             53,513
Interest income                                        (4,086)              (47)            (3,367)         3,414 (e)        (4,086)
                                                 ------------       -----------       ------------      ---------       -----------
INCOME (LOSS) BEFORE INCOME TAXES
AND MINORITY INTERESTS                                 (3,181)           16,914             38,895         23,174            75,802
Income tax provision (benefit)                        (47,708)            6,438             11,546          4,705 (g)       (25,019)
Minority interests                                      3,035              --                 --               --             3,035
                                                 ------------       -----------       ------------      ---------       -----------
INCOME FROM
CONTINUING OPERATIONS                            $     41,492       $    10,476       $     27,349      $  18,469       $    97,786
                                                 ============       ===========       ============      =============   ===========

Basic earnings per share                         $      0.78                                                            $      1.57
Diluted earnings per share                              0.76                                                                   1.54

Weighted average shares outstanding - basic        53,409,521                                            8,825,000       62,234,521
Weighted average shares outstanding - diluted      54,835,628                                            8,825,000       63,660,628

                           PEABODY ENERGY CORPORATION
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 2004
                 (Dollars in  thousands, except per share data)


                                                                  RAG Colorado    RAG Australia
                                                                   Historical      Historical
                                                   Peabody       For the Period   For the Period
                                                   Energy         January 1 to     January 1 to       Pro Forma         Pro Forma
                                                 Historical     April 15, 2004    April 15, 2004     Adjustments       as Adjusted
                                                     (h)               (h)            (h)                (h)
                                                 -----------    ---------------   --------------     -----------       ------------
REVENUES
Sales                                            $ 2,538,189         $40,881        $ 83,144         $      --          $ 2,662,214
Other revenues                                        93,584              98           1,239             7,747 (a)          102,668
                                                 -----------         -------        --------         ---------          -----------
Total revenues                                     2,631,773          40,979          84,383             7,747            2,764,882

COSTS AND EXPENSES
Operating costs and expenses                       2,147,956          26,963          84,543              (258)(b)        2,259,204
Depreciation, depletion and amortization             202,992           6,434           8,610            (6,962)(c)          211,074
Asset retirement obligation expense                   31,810             144             333               864 (d)           33,151
Selling and administrative expenses                   93,559            --               583                --               94,142
Net (gain) loss on property and
  equipment disposals                                (4,267)           --              --                  --               (4,267)
                                                 -----------         -------        --------         ---------          -----------
OPERATING PROFIT                                     159,723           7,438          (9,686)           14,103              171,578
Interest expense                                      70,849               1           1,713            (1,714)(e)           74,304
                                                                                                         3,455 (f)
Early debt extinguishment gains                         (556)           --              --                  --                 (556)
Interest income                                       (3,212)           --              (672)              672 (e)           (3,212)
                                                 -----------         -------        --------         ---------          -----------
INCOME (LOSS) BEFORE INCOME TAXES
AND MINORITY INTERESTS                                92,642           7,437         (10,727)           11,690              101,042
Income tax provision (benefit)                       (15,756)          2,975          (3,217)            1,269 (g)          (14,729)
Minority interests                                       900            --              --                  --                  900
                                                 -----------         -------        --------         ---------          -----------
INCOME FROM
CONTINUING OPERATIONS                            $   107,498         $ 4,462        $ (7,510)        $  10,421          $   114,871
                                                 ===========         =======        ========         =========          ===========
Basic earnings per share                         $      1.75                                                            $      1.80
Diluted earnings per share                              1.71                                                                   1.76

Weighted average shares outstanding - basic       61,354,266                                         2,608,850           63,963,116
Weighted average shares outstanding - diluted     62,820,996                                         2,608,850           65,429,846

                           PEABODY ENERGY CORPORATION
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2004
                             (Dollars in thousands)

                                                             Peabody
                                                              Energy         Pro Forma
                                                            Historical     Adjustments (i)       Total
                                                            ----------     ---------------     ----------
Assets
Current assets
  Cash and cash equivalents                                 $  401,835        $ (9,529)        $  392,306
  Accounts receivable, less allowance                          173,006            --              173,006
  Materials and supplies                                        57,587            --               57,587
  Coal inventory                                               265,452            --              265,452
  Assets from coal trading activities                          131,082            --              131,082
  Deferred income taxes                                         15,778            --               15,778
  Other current assets                                          47,455            --               47,455
                                                            ----------        --------         ----------
    Total current assets                                     1,092,195          (9,529)         1,082,666
Property, plant, equipment and mine development, net         4,725,843            --            4,725,843
Investments and other assets                                   320,893          32,472            353,365
                                                            ----------        --------         ----------
    Total assets                                            $6,138,931        $ 22,943         $6,161,874
                                                            ==========        ========         ==========

Liabilities and Stockholders' Equity
Current liabilities
  Current maturities of long-term debt                      $   18,918        $   --           $   18,918
  Liabilities from coal trading activities                     101,398            --              101,398
  Accounts payable and accrued expenses                        665,999          22,943            688,942
                                                            ----------        --------         ----------
    Total current liabilities                                  786,315          22,943            809,258
Long-term debt, less current maturities                      1,398,023            --            1,398,023
Deferred income taxes                                          415,567            --              415,567
Asset retirement obligations                                   412,056            --              412,056
Workers' compensation obligations                              223,332            --              223,332
Accrued postretirement benefit costs                           944,336            --              944,336
Obligation to industry fund                                     41,996            --               41,996
Other noncurrent liabilities                                   280,835            --              280,835
                                                            ----------        --------         ----------
    Total liabilities                                        4,502,460          22,943          4,525,403
Minority interests                                               1,991                              1,991

Stockholders' equity                                         1,634,480            --            1,634,480
                                                            ----------        --------         ----------
    Total liabilities and stockholders' equity              $6,138,931        $ 22,943         $6,161,874
                                                            ==========        ========         ==========

                                                                    Exhibit 99.3

                           PEABODY ENERGY CORPORATION

                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)


(a) To record the Company's pro rata share (25.5%) of earnings related to the investment in Carbones del Guasare, S.A., including the amortization of the difference between cost of the investment and the underlying equity in the net assets of Carbones del Guasare at the date of the investment.

(b) To adjust operating costs and expenses related to postretirement and pension benefits based on the portion of the acquisition cost allocated to postretirement benefit and pension obligations.

(c) To adjust depreciation, depletion and amortization based on the portion of the acquisition cost allocated to long-lived assets and coal supply agreements.

(d) To adjust asset retirement obligation expense based on the portion of the acquisition cost allocated to asset retirement obligations.

(e) To reverse historical interest expense incurred by RAG Colorado and RAG Australia, as well as historical interest income earned by RAG Colorado and RAG Australia.

(f) To reflect the interest expense on $250 million aggregate principal amount of new senior notes, including the amortization of $5.3 million of debt issuance costs.

(g) To record income tax expense (benefit) on the pro forma adjustments to results of operations using the statutory rates in effect in the United States and Australia.

(h) The Company's historical results for the nine months ended September 30, 2004 include the results of operations of RAG Colorado and RAG Australia from April 16, 2004 to September 30, 2004. The historical results of RAG Colorado and RAG Australia for the period from January 1, 2004 to April 15, 2004 and the pro forma adjustments noted in (b) through (g) above give effect to these acquisitions as if they occurred on January 1, 2004.

(i)  To record the purchase of the 25.5% interest in Carbones del Guasare, S.A.